UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-38515	Evergy, Inc.	82-2733395
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	Kansas City Power & Light Company	44-0308720
(a Missouri corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This combined Current Report on Form 8-K is being filed by the following registrants: Evergy, Inc. and Kansas City Power & Light Company (“KCP&L”). Information relating to any individual registrant is filed by such registrant solely on its own behalf. Each registrant makes no representation as to information relating exclusively to the other registrant.

Item 8.01	Other Events

On March 27, 2019, KCP&L issued $400,000,000 aggregate principal amount of its 4.125% Mortgage Bonds, Series 2019 due 2049 (the “Mortgage Bonds”), pursuant to an Underwriting Agreement, dated March 18, 2019, among KCP&L, BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein. The Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement on Form S-3 (333-228179-01) of KCP&L (the “Registration Statement”).

In connection with the issuance and sale of the Mortgage Bonds, KCP&L entered into the several agreements and other instruments listed in Item 9.01 of this Current Report on Form 8-K and filed as exhibits hereto. These exhibits are incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated March 18, 2019, among KCP&L, BNP Paribas Securities Corp., BNY Mellon Capital Markets, LLC, PNC Capital Markets LLC and SunTrust Robinson Humphrey, Inc., as representatives of the several underwriters named therein.

Exhibit 4.1	Seventeenth Supplemental Indenture, dated as of March 27, 2019, between KCP&L and UMB Bank, N.A. (formerly United Missouri Bank of Kansas City, N.A.), as trustee.

Exhibit 5.1	Opinion, dated March 27, 2019, of Heather A. Humphrey.

Exhibit 23.1	Consent of Heather A. Humphrey (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Evergy, Inc.

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

Kansas City Power & Light Company

/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer
Date: March 27, 2019